UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 17, 2012 (April 4, 2011)

Brazil Fast Food Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-23278	13-3688737
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Rua Voluntários da Pátria, 89-9° andar — Botafogo
CEP 22.270-010, Rio de Janeiro, Brazil	22270-010
(Address of Principal Executive Offices)	(Zip Code)

011 55 21 2536-7500

(Registrant’s Telephone Number, Including Area Code)

n/a

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Brazil Fast Food Corp. (the “Company”) hereby files this current report on Form 8-K (the “Report”) for the sole purpose of complying with the requirements of Item 4.01 of Form 8-K regarding a change in the Company’s independent registered public accounting firm on April 4, 2011.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) On April 4, 2011, BDO Auditores Independentes (“Old BDO”), the independent registered public accounting firm of the Company at the time, was acquired by KPMG Auditores Independentes (“KPMG”). As a result of the acquisition, Old BDO’s separate existence ceased and it was deemed to have effectively resigned as the Company’s independent registered public accounting firm on April 4, 2011. The Audit Committee of the Board of Directors of the Company was advised of the acquisition and approved the effective resignation of Old BDO, effective April 4, 2011.

Old BDO audited the Company’s consolidated financial statements for the fiscal years ended December 31, 2010 and 2009. Old BDO’s reports on the consolidated financial statements of the Company for the fiscal years ended December 31, 2010 and 2009 did not contain an adverse opinion nor a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, Old BDO did not issue an adverse opinion nor a disclaimer of an opinion, nor qualified or modified its accounting and auditing as to uncertainty, audit scope or accounting principles in connection with its engagement during the period from January 1, 2011 until its effective resignation on April 4, 2011.

In connection with its audits of the Company’s financial statements for the fiscal years ended December 31, 2010 and 2009, Old BDO had no disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Old BDO, would have caused Old BDO to make a reference to the subject matter of such disagreement in connection with its reports on the consolidated financial statements for the fiscal years ended December 31, 2010 and 2009. Additionally, Old BDO had no such similar disagreement with the Company on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure in connection with its engagement during the period from January 1, 2011 until its effective resignation on April 4, 2011.

(b) The Company’s Audit Committee approved the Company’s engagement of KPMG as the successor independent registered public accounting firm, effective May 9, 2011.

Prior to engaging KPMG, neither the Company nor anyone acting on the Company’s behalf consulted KPMG regarding (a) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written or oral advice was provided that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issues or (b) any matter that was the subject of a disagreement or a reportable event as set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

As previously reported in the Company’s Form 8-K/A filed with the Securities and Exchange Commission on July 26, 2012, the Company dismissed KPMG as the Company’s independent registered public accounting firm on July 3, 2012 at the recommendation of the Company’s Audit Committee. The Audit Committee approved the Company’s engagement of BDO RCS Auditores Independentes (“New BDO”) as its independent registered public accounting firm, effective July 3, 2012.

A letter from New BDO, dated August 17, 2012, is attached as Exhibit 16.1 to this Report.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description

16.1	Letter from BDO RCS Auditores Independentes, dated August 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 17, 2012

BRAZIL FAST FOOD CORP.

By:	/s/ Ricardo Figueiredo Bomeny
Name: Ricardo Figueiredo Bomeny Title: Chief Executive Officer and Chief Financial Officer

Exhibit Index

Exhibit	Description

16.1	Letter from BDO RCS Auditores Independentes, dated August 17, 2012